Registration No.




                                SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C.  20549



                                             FORM S-8
                                      REGISTRATION STATEMENT
                                 UNDER THE SECURITIES ACT OF 1933



                                       THE ALLEN GROUP INC.
             (Exact name of registrant as specified in its charter)

          Delaware
            38-0290950
       (State or other jurisdiction of
         (I.R.S. Employer
       incorporation or organization)
         Identification No.)

                 25101 Chagrin Boulevard, Beachwood, Ohio  44122
           (Address of principal executive offices including zip code)

              THE ALLEN GROUP INC. EMPLOYEE BEFORE-TAX SAVINGS PLAN
                              (Full title of the plan)

                                        ROBERT A. YOUDELMAN
                                  Senior Vice President - Finance
                                       The Allen Group Inc.
                                      25101 Chagrin Boulevard
                                      Beachwood, Ohio  44122
                        (Name and address of agent for service)

                                          (216) 765-5800
            (Telephone number, including area code, of agent for service)

                          CALCULATION OF REGISTRATION FEE

Title of
securities
to be
registered (1)(2)

Amount
to be
registered    $500,000

Proposed
maximum
aggregate
offering
price per
share (3)(4)   $16.25


Proposed
maximum
aggregate
offering
price (3)				$8,125,000


Amount of
registration
 fee         $2,801.50


Common Stock,
$1.00 par value
per share

Preferred Stock
Purchase Rights

                          Index to Exhibits on Page 9


       (1) Pursuant to Rule 416(c) under the Securities Act of 1933 (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered pursuant to The Allen Group Inc. Employee Before-Tax Savings Plan.

       (2) Each share of Common Stock includes a Series B Junior Participating Preferred Stock Purchase Right which, when exercisable, entitles the holder to purchase 0.01 (subject to adjustment in certain events) shares of Series B Junior Participating Preferred Stock of the Registrant. Such Rights are not currently exercisable or transferable independently of the shares of Common Stock.

       (3) Estimated pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act, on the basis of the average of the high and low sale prices for a share of Common Stock on the New York Stock Exchange--Composite Transactions Tape on April 29, 1994, within five business days prior to filing.

       (4) Estimated solely for the purpose of calculating the registration fee.


                                Part II

           INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference.

          The following documents filed with the Securities and Exchange Commission (the "Commission") by the registrant, THE ALLEN GROUP INC., a Delaware corporation (the "Registrant") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), and by The Allen Group Inc. Before-Tax Savings Plan (the "Plan"), are incorporated by reference in this registration statement ("Registration Statement").

          (1) Registrant's Annual Report on Form 10-K for its fiscal year ended December 31, 1993;

          (2) Annual Report of the Plan on Form 11-K for the fiscal year ended December 31, 1992;

           and

          (3) The description of the common stock, par value $1.00 per share of the Registrant (the "Common Stock") contained in the Registrant's Registration Statement on Form S-3 filed by the Registrant on July 12, 1992 and declared effective on July 30, 1992 (Registration No. 33-48545) and the description of the Series B Junior Participating Preferred Stock Purchase Rights contained in the Registrant's Registration Statement on Form 8-A filed January 19, 1988 (File No. 1-6016), and any amendment or report filed for the purpose of updating such information.

          All documents subsequently filed by the Registrant and the Plan pursuant to Sections 13, 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered under the Plan have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and shall be deemed to be a part hereof from the date of filing thereof. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.   Description of Securities.

          Not applicable.

Item 5.   Interests of Named Experts and Counsel.

          Not applicable.

Item 6.   Indemnification of Directors and Officers.

          Section 145 of the General Corporation Law of Delaware permits indemnification of directors, officers, employees and agents of a corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of litigation under certain conditions and subject to certain limitations.

          The By-Laws, as amended, and the Restated Certificate of Incorporation, as amended, of the Registrant provide that directors and officers shall be indemnified against liabilities arising from their service as directors and officers to the fullest extent permitted by law.

          The Registrant maintains, at its expense, a policy of insurance which insures its directors and officers, subject to certain exclusions or deductions as are usual in such insurance policies, against certain liabilities which may be incurred in those capacities. The Registrant has also entered into agreements which provide for the indemnification of its directors and certain officers against such liabilities to the fullest extent permitted by law.

Item 7.   Exemption from Registration Claimed.

          Not applicable.

Item 8.   Exhibits.

          4(a)   Restated Certificate of Incorporation (filed as
Exhibit Number 3(a) to the Registrant's Form 10-K Annual Report for the fiscal year ended December 31, 1984 (Commission file number
1-6016) and incorporated herein by reference).

           (b) Certificate of Amendment of Restated Certificate of Incorporation (filed as Exhibit Number 3(c) to the Registrant's Form 10-K Annual Report for the fiscal year ended December 31, 1987 (Commission file number 1-6016) and incorporated herein by reference).

           (c) Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock (filed as Exhibit Number 3(e) to the Registrant's Form 10-K Annual Report for the fiscal year ended December 31, 1987 (Commission file number 1-6016) and incorporated herein by reference).

           (d) Certificate of Amendment of Restated Certificate of Incorporation (filed as Exhibit 3(g) to Registrant's Form 10-K
Annual Report for the fiscal year ended December 31, 1993
(Commission file number 1-6016) and incorporated herein by reference).

           (e) By-Laws, as amended through September 10, 1992 (filed as Exhibit Number 3(g) to Registrant's Form 10-K Annual Report for the fiscal year ended December 31, 1992 (Commission filed number 1-6016) and incorporated herein by reference).

           (f) Rights Agreement, dated as of January 7, 1988, between the Registrant and Manufacturers Hanover Trust Company (filed as Exhibit Number 4 to the Registrant's Form 8-K Current Report dated January 7, 1988 (Commission file number 1-6016) and incorporated herein by reference).

           (g) Amendment No. 1, dated as of December 5, 1990, between the Registrant and Harris Trust Company of New York to the Rights Agreement, dated as of January 7, 1988, between the Registrant and Manufacturers Hanover Trust Company (filed as Exhibit Number 4.8 to Registration Statement on Form S-3 (Registration Statement No. 33-48545) and incorporated herein by reference).

           5     Opinion of McDara P. Folan, III, regarding the
legality of the securities being registered.

       23(a)Consent of Coopers & Lybrand to the incorporation by reference in this Registration Statement of their report on the consolidated financial statements and the financial statement schedules included in the Registrant's Annual Report on Form 10-K for its fiscal year ended December 31, 1993.

         (b)Consent of McDara P. Folan, III, to the filing of his opinion as Exhibit 5 to this Registration Statement is contained in
Exhibit 5.


Item 9.   Undertakings

          (a)  The Registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by
Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                  SIGNATURES

                Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beachwood, State of Ohio, on this 5th day of May 1994.

                                THE ALLEN GROUP INC.



                                By:       /s/ Robert G. Paul
                                        Robert G. Paul
                                        President and Chief
                                        Executive Officer


          Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature/Title                             Date

  /s/ Robert G. Paul                                   May 5, 1994
Robert G. Paul, President,
Chief Executive Officer and
Director (Principal Executive Officer)


  /s/ Robert A. Youdelman                              May 5, 1994
Senior Vice President-Finance
(Principal Financial Officer)


  /s/ James L. LePorte, III                            May 5, 1944
Vice President and Controller
(Principal Accounting Officer)


                                                       May 5, 1994
Wade W. Allen, Director


  /s/ George A. Chandler                               May 5, 1994
George A. Chandler, Director


  /s/ Philip Wm. Colburn                               May 5, 1994
Philip Wm. Colburn, Chairman
of the Board and Director


  /s/ Jill K. Conway                                   May 5, 1994
Jill K. Conway, Director


  /s/ Albert H. Gordon                                 May 5, 1994
Albert H. Gordon, Director


                                                       May 5, 1994
William O. Hunt, Director


  /s/ J. Chisholm Lyons                                May 5, 1994
J. Chisholm Lyons, Director


  /s/ Charles W. Robinson                              May 5, 1994
Charles W. Robinson, Director


  /s/ Richard S. Vokey                                 May 5, 1994
Richard S. Vokey, Director


  /s/ William M. Weaver, Jr.                           May 5, 1994
William M. Weaver, Jr., Director



                                  SIGNATURES

                Pursuant to the requirements of the Securities Act, The Allen Group Inc. Employee Before-Tax Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beachwood, Ohio, on this 5th day of May, 1994.

                    THE ALLEN GROUP INC. EMPLOYEE BEFORE-TAX
                    SAVINGS PLAN


                    By   /s/ Robert A. Youdelman
                       Robert A. Youdelman,
                       Senior Vice President - Finance
                       The Allen Group Inc. and member of
                       The Allen Group Inc. Employee Before-Tax
                       Savings Plan Committee


                               EXHIBIT INDEX

Exhibit                                                       Page
Number                    Exhibit Description                Number


   4(a)   Restated Certificate of Incorporation (filed
          as Exhibit Number 3(a) to the Registrant's
          Form 10-K Annual Report for the fiscal
          year ended December 31, 1984 (Commission file
          number 1-6016) and incorporated herein by
          reference)..................................           -

   4(b)   Certificate of Amendment of Restated Certificate
          of Incorporation (filed as Exhibit Number 3(c)
          to the Registrant's Form 10-K Annual Report for
          the fiscal year ended December 31, 1987
          (Commission file number 1-6016) and incorporated
          herein by reference)........................           -

   4(c)   Certificate of Designation, Preferences and
          Rights of Series B Junior Participating Preferred
          Stock (filed as Exhibit Number 3(e) to the
          Registrant's Form 10-K Annual Report for the
          fiscal year ended December 31, 1987 (Commission
          file number 1-6016) and incorporated herein by
          reference).................................            -

   4(d)   Certificate of Amendment of Restated Certificate
          of Incorporation (filed as Exhibit 3(g) to
          Registrant's Form 10-K Annual Report for the
          fiscal year ended December 31, 1993 (Commission
          file number 1-6016) and incorporated herein by
          reference).................................            -

   4(e)   By-Laws, as amended through September 10, 1992
          (filed as Exhibit Number 3(g) to the Registrant's
          Form 10-K Annual Report for the fiscal year ended
          December 31, 1992 (Commission file number 1-6016)
          and incorporated herein by reference)....... -

   4(f)   Rights Agreement, dated as of January 7, 1988,
          between the Registrant and Manufacturers Hanover
          Trust Company (filed as Exhibit Number 4 to the
          Registrant's Form 8-K Current Report dated
          January 7, 1988 (Commission file number 1-6016)
          and incorporated herein by reference.......            -

   4(g)   Amendment No. 1, dated as of December 5, 1990,
          between the Registrant and Harris Trust Company
          of New York as to the Rights Agreement, dated as
          of January 7, 1988, between the Registrant and
          Manufacturers Hanover Trust Company (filed as
          Exhibit Number 4.8 to the Registrant's Registration
          Statement on Form S-3 (Registration Statement No.
          33-48545) and incorporated herein by reference).       -

   5      Opinion of McDara P. Folan, III, regarding the
          legality of the securities being registered...         10

  23(a)   Consent of Coopers & Lybrand to the incorporation
          by reference in this Registration Statement of
          their report on the consolidated financial
          statements and the financial statement schedules
          included in the Registrant's Annual Report on
          Form 10-K for its fiscal year ended December 31,
          1993.........................................          11

  23(b)   Consent of McDara P. Folan, III, to the filing
          of his opinion as Exhibit 5 to this Registration
          Statement is contained in Exhibit 5........            10



                                                        EXHIBIT 5

                                      May 5, 1994

Securities and Exchange Commission
Judiciary Plaza
450 5th Street, N.W.
Washington, D.C.  20549

     Re:  The Allen Group Inc. Employee Before-Tax Savings Plan

Ladies and Gentlemen:

     I have acted as counsel for The Allen Group Inc., a Delaware corporation (the "Registrant") in connection with The Allen Group Inc. Employee Before-Tax Savings Plan (the "Plan"). I have examined the Plan and such documents, records and matters of law as I have deemed necessary for purposes of this opinion, and based thereupon I am of the opinion that:

          (1) The shares of Common Stock, $1.00 par value per share, of the Registrant ("Common Stock") outstanding on the date hereof that may be purchased by the Plan and delivered to participants pursuant to the Plan will be, when purchased and delivered in accordance with the Plan, duly authorized, validly issued, fully paid and nonassessable so long as the consideration received by the Registrant is at least equal to the par value of the Common Stock.

          (2) The Common Stock that may after the date hereof be issued or transferred pursuant to the Plan will be, when issued or transferred in accordance with the Plan, duly authorized, validly issued, fully paid, and nonassessable so long as:

           (a) the issuance of any newly issued shares, and the transfer of any treasury shares, are, prior to any such isuance or transfer, duly authorized, and

           (b) the consideration received or to be received by the Registrant is at least equal to the par value of the Common
Stock.

          (3) The participations in the Plan to be extended to the participants in the Plan will be, when extended in accordance with the Plan, validly issued.

          I hereby consent to the filing of this opinion as Exhibit 5 to the Registration Statement of Form S-8 filed by the Registrant with the Securities and Exchange Commission to effect registration of such Common Stock and participations under the Securities Act of 1933.
                                      Very truly yours,



                                      McDara P. Folan, III



                                                    EXHIBIT 23(a)


                  CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement pertaining to The Allen Group Inc. Employee Before-Tax Savings Plan of our reports dated February 16, 1994, given upon our authority as experts in accounting and auditing, with respect to the consolidated financial statements and schedules of The Allen Group Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1993, filed with the Securities and Exchange Commission.



                                             COOPERS & LYBRAND








     Cleveland, Ohio
     May 5, 1994